[Front cover]

                                 K E Y S T O N E

                       [Photo of family in front of house]

                                    FUND FOR
                                  TOTAL RETURN

                                [Keystone logo]
                                 ANNUAL REPORT
                               NOVEMBER 30, 1995

Keystone Fund for Total Return
Seeks growth and income from income-producing stocks, convertible securities, and bonds in the U.S. and abroad.

Dear Shareholder:

We would like to take this opportunity to report on your Fund's performance and review recent market events for the twelve-month period which ended November 30, 1995.

Performance

Your Fund produced satisfactory results, especially during the second half of the twelve-month period. For the periods which ended November 30, 1995:

   Class A shares returned 13.28% for the six-month period and 26.57% for the twelve-month period.

   Class B shares returned 12.83% for the six-month period and 25.59% for the twelve-month period.

   Class C shares returned 12.91% for the six-month period and 25.57% for the twelve-month period.

   The performance of your Fund improved during the year as we moved from a relatively cautious strategy to one that took advantage of the increasing strength of the market environment. At the start of your Fund's fiscal period in December 1994, stock prices were fluctuating broadly in reaction to an uncertain economic environment. At that time, we were pursuing a generally cautious investment strategy that was aimed at minimizing the effects of a possible market correction. As it turned out, we may have been too cautious. Economic growth slowed, interest rates declined, fears of inflation disappeared and the U.S. stock market rallied.

   In 1995, we moderated our strategy to participate in the improved environment for dividend-paying stocks in which your Fund invests. Stocks of large, established companies rallied, benefiting your Fund's holdings of finance, technology, and drug stocks. We were encouraged by the improved performance.

   As the year progressed, we took advantage of your Fund's flexibility and added stocks of growth companies with accelerating earnings to the portfolio. Growth company stocks were strong performers, contributing significantly to your Fund's price appreciation during the second half of the twelve-month period.

Our outlook

We were encouraged by the market's strong showing in 1995 and expect that the positive environment for stocks should continue in 1996. We anticipate slow but moderate economic growth, low inflation and stable-to-declining interest rates. We have concentrated the Fund's investments in stocks that we believe are appropriate.

   We continue to believe that the current environment remains healthy for stocks. However, we believe that returns in 1996 may be less than the extraordinary performance of 1995. Investors should not be surprised to see a short-term pullback in stock prices in the months ahead. If a normal correction occurs, we would view it as an opportunity to invest in stocks at lower prices. We believe your Fund's primary focus on established, dividend-paying investments should continue to provide excellent long-term growth opportunities.

Sincerely,
/s/Albert H. Elfner, III
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/S/George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

January 1996

Keystone Fund for Total Return

A Discussion With
Your Fund Manager

  Walter McCormick is senior portfolio manager of your Fund and leads Keystone's core equity stock team. A Chartered Financial Analyst, Mr. McCormick holds an MBA from Rutgers University and has more than 25 years of investment management experience. Together with portfolio managers Andrew Baldassarre, Jonathan Noonan, Judith Warners, George Wilkins and Walter Zagrobski, the team focuses on income-producing stocks of established companies that are attractively valued.

Q. What was the economic environment like during the period?

A. The economic and market environment improved remarkably during the period. The end of 1994 was marked by strong economic growth and rising interest rates, which were unsettling for stocks. Throughout 1995, economic growth moderated to a slower, sustainable pace; interest rates declined; and corporate earnings continued to exceed investor expectations. This was an excellent environment for stocks, in our opinion.

Q. How did the Fund perform during the twelve-month period?

A. We believe the Fund provided satisfactory results, in line with the performance of the typical equity- income fund. At the beginning of the fiscal year in December 1994, economic growth was strong, interest rates had risen significantly, and we were concerned that inflation might accelerate. With this economic backdrop, we took a conservative approach to managing the Fund. We held about 15% of the portfolio's assets in cash and maintained a significant emphasis on companies that we believed would be less volatile.

   However, at the beginning of 1995, economic growth appeared to slow, interest rates declined and stocks rallied. The Fund generally benefited from this improved environment. But, aggressive growth investments, which typically involve more risk and fluctuate more than most of your Fund's investments, fared better. The Fund's performance improved, resulting in a 13.28% return for Class A shares during the second half of the fiscal year (May 31, 1995 through November 30, 1995).

Q. How did you manage the Fund?

A. Stock selection was key to the Fund's positive performance. We primarily sought stable growth companies whose consistent earnings progress we believed would provide price appreciation. We emphasized dividend-paying stocks of selected well established U.S. companies. Early in 1995, large, blue chip companies led the stock market rally. They benefited from a weak U.S. dollar and from brisk demand for their products overseas.

   Around midyear, we took advantage of the Fund's flexibility and invested about 10% of the portfolio in stocks of growth companies with accelerating earnings. These tended to be smaller companies, and they contributed significantly to your Fund's price appreciation.

Q. Recently, you have been focusing on stable growth companies. What are they?

A. Stable growth companies -- also known as noncyclicals -- tend to be less affected by swings in the economic cycle. These companies tend to grow regardless of the state of the economy. At Keystone, we often refer to the stocks of stable growth companies as "ruler stocks." If we plot their earnings-per-share over time, it typically results in a straight, upward sloping line. Their growth tends to be steady and consistent. Gillette is a good example of a "ruler stock." (See Chart, page 3)

Fund Profile

Objective: Seeks growth and income from income-producing stocks, convertible securities and bonds in the U.S. and abroad.
Commencement of investment operations: April 14, 1987
Number of stocks: 71
Net assets: $57 million
Newspaper symbol: TotRt

Top 5 Industries
as of November 30, 1995

                         Percentage of
Industry                  net assets
Finance                     13.8(1)
Chemicals                    6.0
Oil                          5.9
Software services            5.3
Consumer goods               4.8

(1)Includes 3.7% invested in real estate investment trusts.

Q. You added some new names to the portfolio in the financial services area.
Why?

A. We invested in several financial services stocks such as banks, brokerage and mortgage companies. On November 30, 1995, financial stocks accounted for 14% of net assets. 1995 was a particularly advantageous time for financial services companies. These companies enjoyed the rewards of declining interest rates, and bank stocks benefited from the consolidation of the industry. We added BankAmerica to the portfolio. We also invested in Donaldson Lufkin & Jenrette, a brokerage firm that we believed was undervalued, and PMI Group, a private mortgage insurance company. The latter two of these companies are among your Fund's top ten holdings.

   We also added real estate investment trusts (REITs) to the portfolio, because we believed they were undervalued and an attractive source of income. We invested in high-quality, low-risk REITs, such as Spieker Properties, an owner and developer of commercial properties in northern California and the Pacific northwest, and Storage USA, an organization that acquires and manages self-storage properties throughout the U.S.

Q. You also emphasized technology companies which were strong performers during the period.

A. We did. While the term "technology" tends to encompass a broad range of businesses -- telecommunications, electronics, office and business equipment -- we found some of the most attractive stocks in the software area. We invested in BMC Software, a company that develops programs for mainframe computers, and Computer Associates, a company that produces software for a variety of computer applications. These companies generated better-than-expected earnings, and their stock prices generally benefited because of it.

Q. Chemical stocks continued to be among the Fund's top industry holdings. What opportunities did you find there?

A. Some of the best performing stocks were those of fertilizer companies and those of large chemical companies that produce agricultural products. These included Arcadia Corporation, Potash Corporation of Saskatchewan, Dow Chemical and Monsanto. There are relatively few companies that produce chemicals for agricultural purposes, and these companies have developed products that we believe are in demand. The chemical companies in the portfolio generated solid, steady earnings and were strong contributors to your Fund's total return.

[typeset representation of line chart]

Historical Earnings of Gillette

Earnings per share

Share price
Dec. 8, 1995 53-1/4

1986   0.36
1987   0.5
1988   0.61
1989   0.67
1990   0.8
1991   0.87
1992   1.16
1993   1.33
1994   1.57
1995   1.85
1996   2.15

Keystone Fund for Total Return

Q.You also continued to hold convertible securities. What made them attractive?

A. We emphasized convertible securities for their attractive yields and price appreciation potential. Nearly 8% of the Fund's net assets were invested in convertible securities. These securities are convertible into common stock at predetermined prices. As a result, their prices tend to rise along with increases in common stock prices. They were strong performers during the twelve-month period. Alco Standard, a convertible preferred stock holding, was one of your Fund's top ten holdings. Alco Standard is a marketer and distributor of paper products. Its AOP division is the largest office products dealer network in the world.

Q. What is your outlook?

A. Our outlook remains cautiously optimistic. We believe moderate economic growth, low inflation, and stable-to-declining interest rates should create an attractive environment for the stable growth companies in which your Fund invests. In a slower growing economy, we believe investors will pay more for the consistent earnings that these types of companies tend to generate. While we think stock prices may rise over the next six to twelve months, we do not expect stocks to duplicate the very strong gains they generated in 1995. We believe your Fund's flexibility and its emphasis on income- producing investments should provide it with the potential to produce above-average returns over the long term.

Top 10 Stock Holdings
as of November 30, 1995

                                                                  Percentage of
Stock                                     Industry                   net assets
General Electric                   Capital goods                      2.9
Philip Morris                      Foods                              2.7
Boeing                             Aerospace                          2.6
Donaldson Lufkin & Jenrette        Finance                            2.3
Alco Standard (cpf)                Diversified companies              2.1
PMI Group                          Finance                            2.1
Regal Beloit                       Capital Goods                      1.9
Computer Sciences                  Software services                  1.9
Burlington Northern (cpf)          Transportation                     1.9
Dow Chemical                       Chemicals                          1.9

cpf - convertible preferred stock

                                  (diamond)

         This column is intended to answer questions about your Fund. If you have a question you would like answered, please write to:
                 Keystone Investment Distributors Company, Inc.
                Attn: Shareholder Communications, 22nd Floor,
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Your Fund's Performance

[typeset representation of mountain chart]

         Initial         Reinvested
        Investment     Distributions
          9500               9500
11/87     8209               8300
          8982               9626
11/89    10858              12146
          9793              11921
11/91    11037              13912
         11800              15658
11/93    11602              17641
         11074              17173
11/95    13035              21736

A $10,000 investment in Keystone Fund for Total Return Class A made on April 14, 1987 with all distributions reinvested was worth $21,736 on November 30, 1995. Past performance is no guarantee of future results.

Twelve-Month Performance as of November 30, 1995

                                   Class A      Class B       Class C
Total returns*                     26.57%        25.59%        25.57%
Net asset value 11/30/94          $11.75        $11.77        $11.78
11/30/95                          $13.83        $13.84        $13.85
Dividends                         $ 0.32        $ 0.25        $ 0.25
Capital Gains                     $ 0.65        $ 0.65        $ 0.65

* Before deducting any sales charges.

Historical Record as of November 30, 1995

Cumulative total returns        Class A       Class B         Class C
1-year w/o sales charge          26.57%       25.59%         25.57%
1-year                           19.29%       21.59%         25.57%
5-year                           71.85%         --             --
Life of Class                   117.36%       26.48%         29.56%
Average annual returns
1-year w/o sales charge          26.57%       25.59%         25.57%
1-year                           19.29%       21.59%         25.57%
5-year                           11.44%         --             --
Life of Class                     9.41%        8.64%          9.57%

   Class A share performance is reported from the commencement of investment operations on April 14, 1987. Performance is reported at the current maximum front-end sales charge of 5.75%.

   Class B share performance is reported from the commencement of investment operations on February 1, 1993. Class B shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

   Class C share performance is reported from the commencement of investment operations on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming at the end of the period.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Keystone Fund for Total Return

Growth of an Investment

= = = = = = = = = = = = = = = = [Line Chart] = = = = = = = = = = = = = = = = =
Comparison of change in value of a $10,000 investment in Keystone Fund for Total Return, the Standard & Poor's 500 Index, and the Consumer Price Index.

In Thousands    April 14, 1987 through November 30, 1995
        Average Annual Total Return
 ------------------------------------------
            1 Year     5 Year     Life of Class
Class A     19.29%     11.44%      9.41%
Class B     21.59%     --          8.64%
Class C     25.57%     --          9.57%

        Class A    S&P      CPI

         9500     10000    10000
11/87    8300     8071     10294
         9626     9919     10731
11/89    12146    12940    11231
         11921    12469    11936
11/91    13912    15003    12293
         15658    17779    12667
11/93    17641    19575    13006
         17173    19781    13354
11/95    21736    27096    13711

Past  performance is no guarantee of future results. The performance of Class
B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1,
1993. The Standard & Poor's 500 Index is from March 31, 1987. The Consumer Price Index is through October 31, 1995.
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.
Components of the Chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Fund for Total Return Class A

The Fund seeks growth with income from income- producing stocks, convertible securities, and bonds in the U.S. and abroad. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

Keystone Fund for Total Return

SCHEDULE OF INVESTMENTS--November 30, 1995

                                                Number          Market
                                               of Shares         Value
 ------------------------------------------   ----------   --------------
COMMON STOCKS (81.0%)
Advertising & Publishing (1.3%)
 Viacom, Inc., Class B (a)                      15,000        $  723,750
 ------------------------------------------    --------      ------------
Aerospace (2.6%)
 Boeing Co. (The)                               20,000         1,457,500
 ------------------------------------------    --------      ------------
Automotive (4.1%)
 Chrysler Corp.                                 15,000           778,125
 General Motors Corp.                           10,000           485,000
 Lear Seating Corp. (a)                         25,000           700,000
 Volvo A.B., ADR, Class B*                      18,200           381,063
 ------------------------------------------    --------      ------------
                                                               2,344,188
 ------------------------------------------    --------      ------------
Building Materials (1.4%)
 Centex Corp.                                   25,000           821,875
 ------------------------------------------    --------      ------------
Business Services (1.3%)
 Thermo Electron Corp. (a)                      15,000           742,500
 ------------------------------------------    --------      ------------
Capital Goods (4.9%)
 General Electric Co.                           25,000         1,681,250
 Regal Beloit Corp.                             50,000         1,100,000
 ------------------------------------------    --------      ------------
                                                               2,781,250
 ------------------------------------------    --------      ------------
Chemicals (6.0%)
 Arcadian Corp.                                 40,000           830,000
 Dow Chemical Co.                               15,000         1,063,125
 Monsanto Co.                                    7,500           858,750
 Potash Corp. of Saskatchewan, Inc.             10,000           691,250
 ------------------------------------------    --------      ------------
                                                               3,443,125
 ------------------------------------------    --------      ------------
Consumer Goods (4.8%)
 Eastman Kodak Co.                              10,000           680,000
 Gillette Co.                                   20,000         1,037,500
 International Flavors & Fragrances, Inc.,
  Common Rts.                                   20,000         1,022,500
 ------------------------------------------    --------      ------------
                                                               2,740,000
 ------------------------------------------    --------      ------------
Drugs (4.5%)
 Bristol Meyers Squibb Co.                      10,000           802,500
 Johnson & Johnson                              10,000           866,250
 Merck & Co., Inc.                              14,700           909,562
 ------------------------------------------    --------      ------------
                                                               2,578,312
 ------------------------------------------    --------      ------------
Electronic Equipment (0.8%)
 Texas Instruments, Inc.                         7,500        $  434,062
 ------------------------------------------    --------      ------------
Electronics Products (3.2%)
 Microchip Technology, Inc. (a)                 15,000           603,750
 Motorola, Inc.                                 10,000           612,500
 Solectron Corp. (a)                            15,000           637,500
 ------------------------------------------    --------      ------------
                                                               1,853,750
 ------------------------------------------    --------      ------------
Engineering & Construction (1.0%)
 Foster Wheeler Corp., Common Rts.              15,000           592,500
 ------------------------------------------    --------      ------------
Finance (13.8%)
 Avalon Properties, Inc. (R.E.I.T.)*            27,500           536,250
 BankAmerica Corp.                              15,000           954,375
 Bay Apartment Community, Inc. (R.E.I.T.)*      30,000           652,500
 Beacon Properties Corp. (R.E.I.T.)*            30,000           615,000
 Camden Property Trust (R.E.I.T.)*              25,000           515,625
 Donaldson Lufkin & Jenrette, Inc. (a)          40,000         1,330,000
 Liberty Property Trust (R.E.I.T.)*             25,000           487,500
 Patriot American Hospitality, Inc.
  (R.E.I.T.)* (a)                               30,000           712,500
 PMI Group, Inc.                                25,000         1,187,500
 Spieker Properties, Inc. (R.E.I.T.)*           25,000           612,500
 Storage USA, Inc. (R.E.I.T.)*                  10,000           303,750
 ------------------------------------------    --------      ------------
                                                               7,907,500
 ------------------------------------------    --------      ------------
Foods (2.7%)
 Philip Morris Cos., Inc.                       17,500         1,535,625
 ------------------------------------------    --------      ------------
Healthcare Services (1.4%)
 Columbia/HCA Healthcare Corp.                  15,000           774,375
 ------------------------------------------    --------      ------------
Insurance (1.6%)
 General Reinsurance Corp.                       2,000           299,250
 Providian Corp.                                15,000           601,875
 ------------------------------------------    --------      ------------
                                                                 901,125
 ------------------------------------------    --------      ------------
Natural Gas (3.5%)
 Burlington Resources, Inc., Rts.               15,000           577,500
 Enron Corp.                                    20,000           750,000
 Sonat, Inc.                                    20,000           645,000
 ------------------------------------------    --------      ------------
                                                               1,972,500

                     See Notes to Schedule of Investments.

Page 9
                                                 Number          Market
                                                of Shares         Value
------------------------------------------     --------      ------------
Office & Business Equipment (1.8%)
IBM Corp.                                       10,800        $ 1,043,550
 ------------------------------------------    --------      ------------
Oil (5.9%)
 Amoco Corp.                                     6,000            406,500
 Atlantic Richfield Co.                          3,500            379,313
 Chevron Corp., Common Rts.                     15,000            740,625
 Mobil Corp., Common Rts.                        6,000            626,250
 Occidental Petroleum Corp.                     30,000            663,750
 Unocal Corp.                                   20,000            537,500
 ------------------------------------------    --------      ------------
                                                                3,353,938
 ------------------------------------------    --------      ------------
Oil Services (2.6%)
 Halliburton Co.                                10,000            433,750
 Schlumberger Ltd.                               7,500            476,250
 Tidewater, Inc., Common Rts.                   20,000            572,500
 ------------------------------------------    --------      ------------
                                                                1,482,500
 ------------------------------------------    --------      ------------
Paper & Packaging (1.7%)
 Bowater, Inc.                                  13,600            540,600
 Weyerhaeuser Co.                               10,000            452,500
 ------------------------------------------    --------      ------------
                                                                  993,100
 ------------------------------------------    --------      ------------
Retail (1.0%)
 Wal-Mart Stores, Inc.                          25,000            600,000
 ------------------------------------------    --------      ------------
Software Services (5.3%)
 BMC Software, Inc. (a)                         20,000            847,500
 Computer Associates International, Inc.        15,000            982,500
 Computer Sciences Corp., Common Rts. (a)       15,000          1,091,250
 DST Systems, Inc. Del (a)                       3,000             86,625
 ------------------------------------------    --------      ------------
                                                                3,007,875
 ------------------------------------------    --------      ------------
Telecommunications (2.3%)
 Bell South Corp.                               14,000            544,250
 GTE Corp.                                      18,000            767,250
 ------------------------------------------    --------      ------------
                                                                1,311,500
 ------------------------------------------    --------      ------------
Utilities (1.5%)
 Central & South West Corp.                     20,000        $   537,500
 Florida Progress Corp., Rts.                    9,000            309,375
 ------------------------------------------    --------      ------------
                                                                  846,875
 ------------------------------------------    --------      ------------
TOTAL COMMON STOCKS
  (Cost--$36,444,859)                                         $46,243,275
 --------------------------------------------------------      ------------
PREFERRED STOCKS (10.4%)
 Chemicals (1.1%)
 Atlantic Richfield Co.                         25,000            625,000
 ------------------------------------------    --------      ------------
Diversified Companies (2.1%)
 Alco Standard Corp., Conv., Depository
  Shares                                        12,500          1,209,375
 ------------------------------------------    --------      ------------
Insurance (2.6%)
 Allstate Corp.                                 15,000            643,125
 St. Paul Capital LLC.                          15,000            856,875
 ------------------------------------------    --------      ------------
                                                                1,500,000
 ------------------------------------------    --------      ------------
Foreign (1.3%)
 Canadian National RY Co. (a)                   50,300            754,500
 ------------------------------------------    --------      ------------
Software Services (1.4%)
 Houghton Mifflin Co., Conv.                    11,000            825,000
 ------------------------------------------    --------      ------------
Transportation (1.9%)
 Burlington Northern, Santa Fe, Inc.,
  6.250%, Cumulative Conv., Pfd., Series A      12,500          1,073,437
 ------------------------------------------    --------      ------------
TOTAL PREFERRED STOCKS
  (Cost--$4,522,163)                                          $ 5,987,312
 --------------------------------------------------------      ------------

                                    Par
                                   Value
------------------------------     -------   --------
FIXED INCOME/CONVERTIBLE BONDS (3.0%)
Capital Goods (1.7%)
AGCO Corp., Conv. Debentures,
  6.500%, 2008                   $125,000    422,500
U.S. Filter Corp., Conv.
  Notes, 6.000%, 2005 (c)         500,000    517,500
------------------------------      -----      ------
                                             940,000
------------------------------      -----      ------

                     See Notes to Schedule of Investments.

Keystone Fund for Total Return

                                     Par        Market
                                    Value       Value
--------------------------------------------------------
OFFICE EQUIPMENT (1.3%)
Staples, Inc., Conv.
  Debentures, 4.500%, 2000 (c)    $750,000    $  756,563
--------------------------------------------------------
TOTAL FIXED INCOME
  (Cost--$1,555,975)                          $1,696,563
--------------------------------------------------------

                                       Maturity
                                        Value
--------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.1%)
Repurchase Agreements (5.1%)
Investments in repurchase
  agreements, in a joint trading
  account purchased 11/30/95,
  5.881%, maturing 12/01/95 (Cost
  $2,943,000) (b)                     2,943,481     2,943,000
--------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost--$45,465,997) (d)                          56,870,150
OTHER ASSETS AND LIABILITIES (0.5%)                   274,470
--------------------------------------------------------------
NET ASSETS (100.0%)                               $57,144,620
--------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at November 30, 1995.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 144A of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at November 30, 1995 are as follows:

Gross unrealized
  appreciation                  $12,032,441
Gross unrealized
  depreciation                     (628,288)
                                ----------
                                $11,404,153
                                ==========

*Legend of Portfolio abbreviations:
ADR--American Depository Receipts.
R.E.I.T.--Real Estate Investment Trust.

[RESTUBED TABLE]
Page 11

Keystone Fund for Total Return

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                     See Notes to Schedule of Investments.

                                           Year Ended November 30,
                                   ----------------------------------------
                                     1995       1994      1993       1992
===============================     ========    ======    ======   ========
Net asset value beginning of
  period                            $ 11.75   $ 12.31   $ 12.06    $ 11.45
-------------------------------      ------      ----      ----      ------
Income from investment
  operations:
Net investment income                  0.25      0.24      0.21       0.23
Net gains (losses) on
  securities                           2.80     (0.56)     1.31       1.19
-------------------------------      ------      ----      ----      ------
Total from investment
  operations                           3.05     (0.32)     1.52       1.42
-------------------------------      ------      ----      ----      ------
Less distributions:
Dividends from net investment
  income                              (0.25)    (0.24)    (0.21)     (0.23)
Distributions in excess of net
  investment income                   (0.07)     0.00     (0.03)     (0.05)
Distributions from capital
  gains                               (0.65)     0.00     (1.03)     (0.53)
-------------------------------      ------      ----      ----      ------
Total distributions                   (0.97)    (0.24)    (1.27)     (0.81)
-------------------------------      ------      ----      ----      ------
Net asset value end of period       $ 13.83   $ 11.75   $ 12.31    $ 12.06
===============================      ======      ====      ====      ======
Total return (a)                      26.57%    (2.65%)   12.67%     12.56%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                        1.69%
                                         (d)     1.59%     1.85%      1.85%
 Net investment income                 1.94%     1.93%     1.63%      1.87%
Portfolio turnover rate                  77%       57%       92%        66%
-------------------------------      ------      ----      ----      ------
Net assets end of period
  (thousands)                       $27,037   $23,162   $26,367    $23,607
===============================      ======      ====      ====      ======

Keystone Fund for Total Return

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                                                    February 13, 1987
                                                                                    (Commencement of
                                                                                     Operations) to
                                     1991          1990         1989       1988     November 30, 1987
===============================    =========   ===========     =======    =======   ================
Net asset value beginning of
  period                            $ 10.29      $ 10.89      $  9.41    $  8.59         $ 10.00
-------------------------------      -------      ---------      -----      -----      --------------
Income from investment
  operations:
Net investment income                  0.34         0.41         0.42       0.46            0.30
Net gains (losses) on
  securities                           1.38        (0.61)        2.01       0.89           (1.47)
-------------------------------      -------      ---------      -----      -----      --------------
Total from investment
  operations                           1.72        (0.20)        2.43       1.35           (1.17)
-------------------------------      -------      ---------      -----      -----      --------------
Less distributions:
Dividends from net investment
  income                              (0.35)       (0.40)       (0.42)     (0.53)          (0.24)
Distributions in excess of net
  investment income                   (0.05)        0.00         0.00       0.00            0.00
Distributions from capital
  gains                               (0.16)        0.00        (0.53)      0.00            0.00
-------------------------------      -------      ---------      -----      -----      --------------
Total distributions                   (0.56)       (0.40)       (0.95)     (0.53)          (0.24)
-------------------------------      -------      ---------      -----      -----      --------------
Net asset value end of period       $ 11.45      $ 10.29      $ 10.89    $  9.41         $  8.59
===============================      =======      =========      =====      =====      ==============
Total return (a)                      16.70%       (1.85%)      26.17%     15.98%         (11.94%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                        1.88%        2.00% (b)    2.00%(b)    1.47%(b)       1.00%(b)(c)
 Net investment income                 2.98%        3.85%        3.94%      4.87%           4.94%(c)
Portfolio turnover rate                  43%          51%          50%        64%             16%
-------------------------------      -------      ---------      -----      -----      --------------
Net assets end of period
  (thousands)                       $22,974      $22,080      $22,764    $20,735         $ 7,672
===============================      =======      =========      =====      =====      ==============

(a) Excluding applicable sales charges.
(b) Figure is net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.41%, 2.48%, 2.92%, and 4.77% (on an annualized basis), respectively, for the years ended 1990, 1989, 1988 and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987.
(c) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.
(d) The expense ratio includes indirectly paid expenses for the year ended November 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 1.67%.

See Notes to Financial Statements.

Keystone Fund for Total Return

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                      February 1, 1993
                                                       Year Ended November 30,        (Date of Initial
                                                    ------------------------------   Public Offering) to
                                                       1995             1994          November 30, 1993
===============================================    =============   ==============    ===================
Net asset value beginning of period                   $ 11.77          $12.32              $12.65
-----------------------------------------------      -----------     ------------      -----------------
Income from investment operations:
Net investment income                                    0.15            0.15                0.10
Net gains (losses) on securities                         2.82           (0.56)               0.74
-----------------------------------------------      -----------     ------------      -----------------
Total from investment operations                         2.97           (0.41)               0.84
-----------------------------------------------      -----------     ------------      -----------------
Less distributions:
Dividends from net investment income                    (0.15)          (0.14)              (0.10)
Distributions in excess of net investment
  income                                                (0.10)           0.00               (0.04)
Distributions from capital gains                        (0.65)           0.00               (1.03)
-----------------------------------------------      -----------     ------------      -----------------
Total distributions                                     (0.90)          (0.14)              (1.17)
-----------------------------------------------      -----------     ------------      -----------------
Net asset value end of period                         $ 13.84          $11.77              $12.32
===============================================      ===========     ============      =================
Total return(a)                                         25.59%          (3.36%)              6.68%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                          2.47%(c)        2.31%               2.64%(b)
 Net investment income                                   1.06%           1.27%               0.84%(b)
Portfolio turnover rate                                    77%             57%                 92%
-----------------------------------------------      -----------     ------------      -----------------
Net assets end of period (thousands)                  $20,605          $7,314              $4,283
===============================================      ===========     ============      =================

(a) Excluding applicable sales charges.
(b) Annualized for the period February 1, 1993 (Date of Initial Public Offering) to November 30, 1993.
(c) The expense ratio includes indirectly paid expenses for the year ended November 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.46%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                                    February 1, 1993
                                                        Year Ended November 30,       (Date of Initial
                                                      -------------------------    Public Offering) to
                                                          1995          1994        November 30, 1993
===================================================   ===========    ==========    ===================
Net asset value beginning of period                      $11.78        $12.33            $12.65
---------------------------------------------------      ---------      --------     -----------------
Income from investment operations:
Net investment income                                      0.16          0.15              0.10
Net gains (losses) on securities                           2.81         (0.56)             0.75
---------------------------------------------------      ---------      --------     -----------------
Total from investment operations                           2.97         (0.41)             0.85
---------------------------------------------------      ---------      --------     -----------------
Less distributions:
Dividends from net investment income                      (0.16)        (0.14)            (0.10)
Distributions in excess of net investment income          (0.09)         0.00             (0.04)
Distributions from capital gains                          (0.65)         0.00             (1.03)
---------------------------------------------------      ---------      --------     -----------------
Total distributions                                       (0.90)        (0.14)            (1.17)
---------------------------------------------------      ---------      --------     -----------------
Net asset value end of period                            $13.85        $11.78            $12.33
===================================================      =========      ========     =================
Total return(a)                                           25.57%        (3.36%)            6.76%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                            2.47%(c)      2.34%             2.64%(b)
 Net investment income                                     1.16%         1.21%             0.83%(b)
Portfolio turnover rate                                      77%           57%               92%
---------------------------------------------------      ---------      --------     -----------------
Net assets, end of period (thousands)                    $9,503        $5,968            $5,030
===================================================      =========      ========     =================

(a) Excluding applicable sales charges.
(b) Annualized for the period February 1, 1993 (Date of Initial Public Offering) to November 30, 1993.
(c) The expense ratio includes indirectly paid expenses for the year ended November 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.44%.

See Notes to Financial Statements.

Keystone Fund for Total Return

STATEMENT OF ASSETS AND LIABILITIES--
November 30, 1995

Assets:
 Investments at market value (identified
   cost--$45,465,997) (Note 1)                          $56,870,150
 Receivable for:
  Fund shares sold                                           49,824
  Investments sold                                          340,652
  Dividends and interest                                    122,371
 Prepaid expenses and other assets                            2,537
----------------------------------------------------      ----------
   Total assets                                          57,385,534
----------------------------------------------------      ----------
Liabilities:
 Payable for:
  Fund shares redeemed                                       13,239
  Income distribution                                        35,682
  Distribution to shareholders                               83,702
 Other liabilities                                           49,166
 Other accrued expenses                                      59,125
----------------------------------------------------      ----------
   Total liabilities                                        240,914
----------------------------------------------------      ----------
Net assets                                              $57,144,620
====================================================      ==========
Net assets represented by (Notes 1 and 3):
 Paid-in-capital                                        $45,859,851
 Accumulated distributions in excess of net
  investment  income                                        (35,682)
 Accumulated net realized gain (loss) on investment
   transactions                                             (83,702)
 Net unrealized appreciation (depreciation) on
   investments and other assets and liabilities          11,404,153
----------------------------------------------------      ----------
   Total net assets                                     $57,144,620
====================================================      ==========
Net asset value per share (Notes 1 and 2):
 Class A Shares
  Net assets of $27,036,606/1,954,342 shares
    outstanding                                         $     13.83
  Offering price per share ($13.83/0.9425) (based on
    sales charge of 5.75% of the offering price at
    November 30, 1995)                                  $     14.67
 Class B Shares
  Net assets of $20,605,384/1,488,364 shares
    outstanding                                         $     13.84
 Class C Shares
  Net assets of $9,502,630/686,261 shares
    outstanding                                         $     13.85
====================================================      ==========

See Notes to Financial Statements.

STATEMENT OF OPERATIONS--
Year Ended November 30, 1995

Investment income (Note 1):
 Dividends (net of foreign withholding
  tax of $6,993)                                           $ 1,266,227
 Interest                                                      377,307
-----------------------------------------      --------      -----------
  Total income                                               1,643,534
-----------------------------------------      --------      -----------
Expenses (Notes 2, 4, 5 and 6):
Management fee                               $  300,290
Shareholder services                            150,009
Accounting                                       19,380
Auditing and legal                               40,970
Custodian fees                                   59,263
Printing                                         30,304
Distribution Plan expenses                      274,340
Registration fees                                57,564
Miscellaneous expenses                            9,382
-----------------------------------------      --------      -----------
  Total expenses                                941,502
  Less: Expenses paid indirectly
    (Note 4)                                     (6,867)
-----------------------------------------      --------      -----------
  Net expenses                                                 934,635
-----------------------------------------      --------      -----------
Net investment income                                          708,899
-----------------------------------------      --------      -----------
Net Realized and unrealized gain
   (loss) on investments and foreign
   currency related transactions
   (Notes 1 and 3):
Net realized gain (loss) on
   investment transactions                    2,758,581
Net realized gain (loss) on foreign
   currency related transactions                (21,407)
-----------------------------------------      --------      -----------
Net realized gain on investments and
   foreign currency related transactions                     2,737,174
-----------------------------------------      --------      -----------
Net change in unrealized
   appreciation (depreciation) on
   investments and foreign currency
   holdings                                                  7,477,718
-----------------------------------------      --------      -----------
Net gain on investments                                     10,214,892
-----------------------------------------      --------      -----------
Net increase in net assets resulting
   from operations                                         $10,923,791
=========================================      ========      ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Year Ended November 30,
                                                                                     1995           1994
==============================================================================     ==========   ============
Operations:
Net investment income                                                            $   708,899    $   637,824
Net realized gain on investments and foreign currency related transactions         2,737,174        (41,777)
Net change in unrealized appreciation (depreciation) on investments and
  foreign currency holdings                                                        7,477,718     (1,707,863)
------------------------------------------------------------------------------      --------      ----------
  Net increase (decrease) in net assets resulting from operations                 10,923,791     (1,111,816)
------------------------------------------------------------------------------      --------      ----------
Distributions to shareholders from (Notes 1 and 5):
Net investment income:
 Class A Shares                                                                     (466,226)      (490,921)
 Class B Shares                                                                     (149,198)       (71,686)
 Class C Shares                                                                      (93,475)       (68,622)
In excess of net investment income:
 Class A Shares                                                                     (138,497)             0
 Class B Shares                                                                     (110,954)             0
 Class C Shares                                                                      (54,085)             0
Net realized gain on investment transactions:
 Class A Shares                                                                   (1,220,537)             0
 Class B Shares                                                                     (868,298)             0
 Class C Shares                                                                     (423,790)             0
------------------------------------------------------------------------------      --------      ----------
  Total distributions to shareholders                                             (3,525,060)      (631,229)
------------------------------------------------------------------------------      --------      ----------
Capital share transactions (Note 2):
Proceeds from shares sold
 Class A Shares                                                                    3,618,417      2,393,728
 Class B Shares                                                                   13,668,348      4,728,142
 Class C Shares                                                                    3,797,262      2,716,402
Payments for shares redeemed
 Class A Shares                                                                   (5,386,215)    (4,913,128)
 Class B Shares                                                                   (3,483,004)    (1,410,354)
 Class C Shares                                                                   (2,107,107)    (1,547,569)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                                    1,664,588        423,378
 Class B Shares                                                                    1,002,721         56,510
 Class C Shares                                                                      527,153         59,476
------------------------------------------------------------------------------      --------      ----------
 Net increase in net assets resulting from capital share transactions             13,302,163      2,506,585
------------------------------------------------------------------------------      --------      ----------
  Total increase (decrease) in net assets                                         20,700,894        763,540
------------------------------------------------------------------------------      --------      ----------
Net assets:
 Beginning of year                                                                36,443,726     35,680,186
------------------------------------------------------------------------------      --------      ----------
End of year [including accumulated distributions in excess of net investment income as follows:
 November 1995 ($35,682) and November 1994--($20,169)]                           $57,144,620    $36,443,726
==============================================================================      ========      ==========

See Notes to Financial Statements.

Keystone Fund for Total Return

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Fund for Total Return (formerly Keystone America Fund for Total Return) (the "Fund"), is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund was organized on October 24, 1986 and had no operations prior to February 13, 1987. It is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

   The Fund currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when the shares were purchased and how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Management, Inc. ("KMI") is a wholly-owned subsidiary of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments, including American Depository Receipts ("ADRs"), are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair:
(a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. ADRs, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars.

   Short-term investments, which are purchased with maturities of sixty days or less, are valued at amortized cost (original purchase costs as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market.

   Short-term investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities that are generally recognized by institutional traders.

    The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuated, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

B. Securities transactions are accounted for on the day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund distributes net investment income to shareholders quarterly, and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can differ from book basis net investment income and net capital gains.

   The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations, are due to the differing treatment of net operating losses, unrealized appreciation on foreign currency exchange contracts and short-term capital gains for financial statement and federal income tax purposes.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                           Class A Shares
-----------------    --------------------------
                      Year Ended November 30,
                        1995           1994
-----------------     ----------   ------------
Shares sold            280,062        194,554
Shares redeemed       (422,494)      (400,894)
Shares issued in
  reinvestment of
  dividends and
  distributions        126,167         34,783
Net realized
  gains                      0              0
-----------------      --------      ----------
Net decrease           (16,265)      (171,557)
=================      ========      ==========

                           Class B Shares
-----------------    --------------------------
                      Year Ended November 30,
                        1995           1994
-----------------     ----------   ------------
Shares sold          1,057,718        384,290
Shares redeemed       (266,010)      (115,399)
Shares issued in
  reinvestment of
  dividends and
  distributions         75,397          4,656
Net realized
  gains                      0              0
-----------------      --------      ----------
Net increase           867,105        273,547
=================      ========      ==========

                           Class C Shares
-----------------    --------------------------
                      Year Ended November 30,
                        1995           1994
-----------------     ----------   ------------
Shares sold            303,795        220,445
Shares redeemed       (164,102)      (126,563)
Shares issued in
  reinvestment of
  dividends and
  distributions         39,802          4,885
Net realized
  gains                      0              0
-----------------      --------      ----------
Net increase           179,495         98,767
=================      ========      ==========

   The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of 0.25% of the average net asset value of the shares sold by such others and remaining outstanding on the books of the Fund for specified periods.

   The Class B Distribution Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first twelve months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class C shares, to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") plus service fees at the annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the Fund's books for specified periods.

   Each of the Distribution Plans may be terminated at any time by a vote of Independent Trustees or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   During the year ended November 30, 1995, the Fund paid KIDC $60,006 under its Class A Distribution Plan. The Fund paid KIDC $119,006 for Class B shares sold prior to June 1, 1995, and $15,321 for Class B shares sold on or after June 1, 1995. The Fund paid KIDC $80,007 under its Class C Distribution Plan.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plans were $724,076 for Class B shares purchased prior to June 1, 1995, and $319,397 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $596,982 as of November 30, 1995.

(3.) Securities Transactions

Purchases and sales of investment securities (including proceeds received at maturity) for the year ended November 30, 1995, were as follows:

                               Cost of        Proceeds
                              Purchases      From Sales
-------------------------    -----------   ------------
Portfolio securities        $ 48,976,453    $ 33,253,300
Short-term investments       871,162,359     875,350,359
-------------------------      ---------      ----------
                            $920,138,812    $908,603,659
=========================      =========      ==========

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provided investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily calculated at a rate of 1.5% of the Fund's gross investment income plus an amount determined by applying percentage rates, which start at 0.60% and decline, as net assets increase, to 0.30% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended November 30, 1995 the Fund paid or accrued to KMI investment management and administrative service fees of $300,290, which represent 0.65% of the Fund's average net assets. Of such amounts paid to KMI, $255,247 was paid to Keystone for its services to the Fund.

   During the year ended November 30, 1995, the Fund paid or accrued to KII $49,684 as reimbursement for the cost of accounting and printing expenses provided to the Fund. During the year ended November 30, 1995, $150,009 was paid or accrued to KIRC for transfer agent fees.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of the fund average net assets; 2.0% of the next $70 million of fund average net assets; and 1.5% of fund average net assets over $100 million.

   Keystone has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of the applicable state expense limit. However, Keystone is not required to make such reimbursement to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended November 30, 1995, the Fund paid custody fees in the amount of $52,396 and received a credit of $6,867 pursuant to the expense offset arrangement, resulting in a total expense of $59,263. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees receive no compensation for their services.

(5.) Distributions to Shareholders

The Fund intends to distribute to its shareholders dividends from net investment income, if any, quarterly and all net taxable realized long-term capital gains, if any, at least annually. Any distribution which is declared in December and paid before February 1 of the following year will be taxable to shareholders in the year declared.

(6.) Class Level Expenses

Presently, the Fund's class-specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the year ended November 30, 1995, the total amount of expenses incurred by each class' Distribution Plan is set forth in Note (2.) "Capital Share Transactions."

Federal Tax Status--Fiscal 1995 Distributions (Unaudited)

The per-share distributions paid to you for fiscal 1995, whether taken in shares or cash, are as follows:

                       Income       Short-term      Long-term
                      Dividends        Gains          Gains        Totals
-----------------    -----------    -----------    -----------   -----------
Class A shares          $0.32          $0.10          $0.55         $0.97
-----------------      ---------      ---------      ---------     ---------
Class B shares          $0.25          $0.10          $0.55         $0.90
-----------------      ---------      ---------      ---------     ---------
Class C shares          $0.25          $0.10          $0.55         $0.90
-----------------      ---------      ---------      ---------     ---------

In January 1996, we will send you information on the distributions paid during the calendar year to help you in completing your federal income tax return.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Fund for Total Return

We have audited the accompanying statement of assets and liabilities of Keystone Fund for Total Return (formerly Keystone America Fund for Total Return), including the schedule of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period ended November 30, 1995 and for the period from February 13, 1987 (Commencement of Operations) to November 30, 1987 for Class A shares and for each of the years in the two-year period ended November 30, 1995 and the period from February 1, 1993 (Date of Initial Public Offering) to November 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Fund for Total Return as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conform-ity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
January 5, 1996

Page 23
                              Keystone's Services
                               for Shareholders


 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

 EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

 ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

 REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

 EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

 ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

 CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

 EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

 RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

 Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

[Back cover]
                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                   [diamond]

                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.

[Keystone logo] K E Y S T O N E
                I N V E S T M E N T S

                P.O. Box 2121
                Boston, Massachusetts 02106-2121

ftf-AR-1/96
18M                                          ["Recycle" symbol]